UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒       Definitive Proxy Statement

☐       Definitive Additional Materials

☐       Soliciting Material Pursuant to Rule 14a-12.

HYPERSOLAR, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐        Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐        Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)        Amount previously paid:

            (2)        Form, Schedule or Registration Statement no.:

            (3)         Filing Party:

            (4)         Date Filed:

HYPERSOLAR, INC.
510 Castillo St., Suite 304
Santa Barbara, California 93101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 15, 2013

The special meeting of shareholders (the “Special Meeting”) HyperSolar, Inc. will be held at HyperSolar, Inc., 510 Castillo St., Suite 304, Santa Barbara, California 93101on November 15, 2013 at 9:00 a.m., local time, for the following purposes, which are more fully described in the accompanying proxy statement:

1.
To approve Amended Certificate of Incorporation to (i)  increase the Company’s authorized shares of common stock from 500,000,000 to 1,000,000,000, and (ii) authorize 5,000,000 shares of blank-check preferred stock;

2.	To transact such other business as may properly come before the Special Meeting or at any adjournments thereof.

The Board of Directors has fixed the close of business on October 11, 2013, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of
Stockholders to be held November 15, 2013. The Proxy Statement is available at:
www.investorvote.com/HYSR

	By	Order of the Board of Directors

/s/ Timothy Young
Chief Executive Officer and
October 10, 2013		Chairman of the Board

HYPERSOLAR, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

The enclosed proxy is solicited on behalf of the Board of Directors of HyperSolar, Inc. (“we”, “us”, “our”, the “Company” or “HyperSolar”), a Nevada corporation, for use at the Special Meeting to be held on November 15, 2013 at 9:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice of Special Meeting of shareholders.

Location of Special Meeting

The Special Meeting will be held at HyperSolar, Inc., 510 Castillo St., Suite 304, Santa Barbara, California 93101 on November 15, 2013 at 9:00 a.m., local time.

Principal Executive Offices

Our principal executive offices are located at 510 Castillo St., Suite 304, Santa Barbara, California 93101, and our telephone number is (805) 966-6566.

Mailing Date

The definitive proxy solicitation materials are first being mailed by us on or about October 14, 2013 to all shareholders entitled to vote at the Special Meeting.

Record Date and Our common stock

Shareholders of record at the close of business on October 11, 2013, the record date for the Special Meeting, are entitled to notice of, and to vote, at the Special Meeting. We have one class of shares outstanding, designated common stock, $0.001 par value per share. Shares of our common stock are quoted on the Over the Counter Bulletin Board under the symbol “HYSR.OB.” We anticipate that as of the record date, 203,087,091 shares of our common stock will be issued and outstanding.

Solicitation of Proxies

We are making this solicitation of proxies, and we will bear the expense of preparing, printing, mailing and otherwise distributing this proxy statement. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited on our behalf, in person or by mail, telephone, facsimile, or other electronic means, by our directors, officers and regular employees, without additional compensation.

Revocability of Proxies

You may revoke any proxy given pursuant to this solicitation, at any time before it is voted, by either:

●	delivering a written notice of revocation or a duly executed proxy bearing a later date; or

●	attending the Special Meeting and voting in person.

Please note, however, that if the record holder of your shares is a broker, bank or other nominee and you wish to vote at the Special Meeting, you must bring to the Special Meeting a letter from the broker, bank or other nominee confirming both (i) your beneficial ownership of the shares; and (ii) that the broker, bank or other nominee is not voting the shares at the meeting.

Proxy Cards and Voting

Each shareholder is entitled to one vote for each share of common stock held as of the record date.

If we receive the enclosed proxy, properly executed, in time to be voted at the Special Meeting, the Board of Directors will vote the shares represented by it in accordance with the instructions marked on the proxy. An executed proxy without instructions marked on it will be voted:

1.
“FOR” approval of Amended Certificate of Incorporation to (i) increase the Company’s authorized shares of common stock from 500,000,000 to 1,000,000,000, and (ii) authorize 5,000,000 shares of blank-check preferred stock.

The shares represented by the enclosed proxy may also be voted by the named proxies for such other business as may properly come before the Special Meeting or at any adjournments or postponements of the Special Meeting.

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•	By Telephone.You may vote by calling the toll free number found on the Proxy Card.

•	By Mail. You may vote by completing, signing, dating and returning your Proxy Card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Special Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•	By Telephone.You may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail.You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•
In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Special Meeting, you must obtain a legal proxy from the organization that holds your shares.

Approval of Amended Certificate of Incorporation to Increase Authorized Shares of common stock

Our Board of Directors has approved, subject to shareholder approval, an Amended Certificate of Incorporation to (i) increase the Company’s authorized shares of common stock from 500,000,000 to 1,000,000,000, and (ii) authorize 5,000,000 shares of blank-check preferred stock. Approval of the Amended Certificate of Incorporation will be presented to our shareholders for approval at the Special Meeting.

Our Board of Directors recommends that you vote “FOR” approval of the Amended Certificate of Incorporation to (i) increase the Company’s authorized shares of common stock from 500,000,000 to 1,000,000,000, and (ii) authorize 5,000,000 shares of blank-check preferred stock.

Quorum

A quorum is required for shareholders to conduct business at the Special Meeting. The presence, in person or by proxy, of shareholders holding a majority of the shares entitled to vote at the meeting will constitute a quorum.

Vote Required

The affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote at the Special Meeting is required to approve the Amended Certificate of Incorporation to increase our authorized shares of common stock and to authorize a class of blank check preferred stock.

Effect of Abstentions

Abstentions are counted for purposes of determining a quorum, but will have no effect on the outcome of any matter voted upon at the Special Meeting.

Effect of “Broker Non-Votes”

The approval of the Amended Certificate of Incorporation to increase our authorized shares of common stock and authorize a class of blank check preferred stock are considered non-routine matters for which brokers and other nominees may not vote shares they hold in street name.

Cumulative Voting

Our shareholders have no cumulative voting rights in the election of directors.

Dissenters’ Rights

Under the Nevada Revised Statutes, holders of shares of common stock are not entitled to dissenters’ rights with respect to any aspect of the proposals herein, and we will not independently provide holders with any such right.

AMENDMENT TO THE ARTICLES OF INCORPORATION
TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 1,000,000,000 AND TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK

Our board of directors have approved an amendment to our articles of incorporation (the “Amendment”) to (i) increase our authorized shares of common stock from 500,000,000 to 1,000,000,000, and (ii) authorize 5,000,000 shares of blank check preferred stock. The Amendment will become effective, contingent upon obtaining approval of our stockholders, upon the filing of the amendment to our articles of incorporation with the Secretary of State of the State of Nevada.

The form of Amendment to be filed with the Secretary of State of the State of Nevada, should the Proposal be approved by our stockholders, is set forth as Appendix A to this information statement.

Outstanding Shares and Purpose of the Amendment

Our articles of incorporation currently authorize us to issue a maximum of 500,000,000 shares of common stock, par value $0.001 per share.  We anticipate that as of October 11, 2013, the record date, we will have 203,087,091 shares of common stock issued and outstanding.

The board of directors (the “Board”) believes that the increase in our authorized common stock will provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock based acquisitions.

Effects of the Increase in Authorized common stock

The additional shares of common stock will have the same rights as the presently authorized shares of common stock, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.

At present, the board of directors has no plans to issue the additional shares of common stock authorized by the Amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of common stock that will become available pursuant to the Amendment to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the Board’s approval of the Amendment was not prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that the Amendment could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which stockholders of the Company might otherwise receive a premium for their shares over then current market prices.

Authorization of Blank Check Preferred Stock

Upon filing with the Nevada Secretary of State, contingent upon receiving the approval of our stockholders, the Amendment will authorize the issuance of up to 5,000,000 shares of preferred stock, $0.001 par value ("Preferred Stock"). The Board of Directors will be authorized to fix the designations, rights, preferences, powers and limitations of each series of the Preferred Stock.

The term "blank check" preferred stock refers to stock which gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions.

Effect of Amendment on Current Shareholders

The shares of Preferred Stock authorized pursuant to the Amendment could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the shareholders other than as may be required by applicable law. Existing shareholders do not have preemptive rights with respect to future issuance of Preferred Stock by the Company and their interest in the Company could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.

The Board of Directors will have the power to issue the shares of Preferred Stock in one or more classes or series with such preferences and voting rights as the Board of Directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of Preferred Stock could affect the relative rights of the Company's shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any of the shares of Preferred Stock as determined by the Board of Directors at the time of issuance, the holders of shares of Preferred Stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of Preferred Stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the Preferred Stock, holders thereof may have significant voting rights and the right to representation on the Company's Board of Directors. In addition, the approval of the holders of shares of Preferred Stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

Purpose of Authorization of Blank Check Preferred Stock

The Board of Directors believes that the authorization of shares of Preferred Stock is desirable because it will provide the Company with increased flexibility of action to meet future working capital and capital expenditure requirements through equity financings without the delay and expense ordinarily attendant on obtaining further shareholder approvals. The Board of Directors believes that the authorization of blank check preferred stock will improve the Company's ability to attract needed investment capital, as various series of the Preferred Stock may be customized to meet the needs of any particular transaction or market conditions.

Possible Anti-Takeover Effects of Authorization of Blank Check Preferred Stock

The issuance of shares of Preferred Stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of Preferred Stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of Preferred Stock dilute the interest of a party seeking to take over the Company. Further, the authorized Preferred Stock could be used by the Board of Directors for adoption of a shareholder rights plan or "poison pill."

The Amendment was not proposed in response to, or for the purpose of deterring, any effort to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's shareholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's shareholders at all times.

The Company does not currently have any plans, arrangements or understandings, written or oral, to issue any of the shares of Preferred Stock.

INTEREST OF DIRECTORS AND EXECUTIVE OFFICERS IN THE PROPOSAL

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the actions proposed hereunder that is not shared by all other stockholders.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of September 30, 2013, the number of and percent of our common stock beneficially owned by:

●	all directors and nominees, naming them,
●	our executive officers,
●	our directors and executive officers as a group, without naming them, and

We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from October 4, 2013 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of September 30, 2013 have been exercised and converted.

Title of Class	Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of common stock (1)
common stock	Timothy A. Young	10,000,000		4.92%
common stock	Cumorah Capital, Inc.(2)	32,363,300	(2)	15.94%
common stock	Pearl Innovations, LLC.(3)	34,263,300	(3)	16.01%
common stock	All Executive Officers and Directors as a group (1 person)	10,000,000		4.92%

* Less than 1%

(1)	Based upon 203,087,091 shares issued and outstanding as of September 30, 2013.

(2)	William E. Beifuss holds voting and dispositive power over the shares held by Cumorah Capital, Inc.

(3)	Elaine Lei holds voting and dispositive power over the shares held by Pearl Innovations, LLC.

DESCRIPTION OF SECURITIES

General

The authorized capital stock of our company consists of 500,000,000 shares of capital stock, consisting solely of shares of common stock. As of the September 30, 2013, there were 203,087,091 shares of common stock issued and outstanding.

Common stock

Holders of common stock are entitled to one vote for each share on all matters submitted to a shareholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our shareholders. A vote by the holders of a majority of the outstanding shares is required to effectuate certain fundamental corporate changes, such as liquidation, merger or an amendment to the articles of incorporation. Holders of common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. Holders of the common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the common stock.

DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, holders of shares of common stock are not entitled to dissenters’ rights with respect to any aspect of the Amendment, and we will not independently provide holders with any such right.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE (I) AN INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 TO 1,000,000,000, AND (II) AUTHORIZATION FOR 5,000,000 SHARES OF BLANK CHECK PREFERRED STOCK

STOCKHOLDER PROPOSALS

There are no proposals by any security holder which are or could have been included within this proxy statement.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Proxy Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.    You should rely only on the information the Company has provided in this Proxy Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

Requests for documents relating to the Company should be directed to:

HYPERSOLAR, INC.
510 Castillo St., Suite 304
Santa Barbara, California 93101
(805) 966-6566
Attention: Timothy Young

Our board of directors hopes that shareholders will complete, date and sign the enclosed written consent and return it in the accompanying envelope.

	By	Order of the Board of Directors

/s/ Timothy Young
Chief Executive Officer and
October 10, 2013		Chairman of the Board

Appendix A

Certificate of Amendment to articles of incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390• After Issuance of Stock)

1. Name of corporation:

HyperSolar, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article FOURTH is hereby amended such that the aggregate number of shares that the Corporation shall have the authority to issue is 1,005,000,000, of which (i) 1,000,000,000 shall be shares of common stock, par value $0.001 per share, and (ii) 5,000,000 shall be shares of preferred stock, par value $0.001.

The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

        (a)   Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

        (b)   The number of shares to constitute the class or series and the designation thereof;

        (c)   The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

        (d)   Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

        (e)   Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

        (f)    The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

        (g)   The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

        (h)   Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

        (i)    Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: greater than 50%

A-1

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

A-2

HYPERSOLAR™

IMPORTANT SPECIAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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ADD 4
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ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Pacific Time, on November 15, 2013.

Vote by Internet

- Go to **www.investorvote.com/HYSR**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A Proposals — The Board of Directors recommends a vote FOR Proposal 1.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Special Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

0 1 D V 1 7 4 3 4 9 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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01PR9B

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

HYPERSOLAR™

Proxy — HyperSolar, Inc.

Notice of 2013 Special Meeting of Shareholders

510 Castillo St., Ste. 304, Santa Barbara, CA 93101
Proxy Solicited by Board of Directors for Special Meeting – November 15, 2013

Timothy Young, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of HyperSolar, Inc. to be held on November 15, 2013 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1.

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)